UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2017

CYNOSURE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51623	04-3125110
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Carlisle Road Westford, MA	01886
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 256-4200

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) by Cynosure, Inc. (the “Company”), on February 14, 2017, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Hologic, Inc. (“Parent”) and Minuteman Merger Sub, Inc. (“Purchaser”), a wholly-owned subsidiary of Parent. Pursuant to the Merger Agreement, on February 22, 2017, Purchaser commenced a tender offer to acquire all of the outstanding shares of the Company’s Class A Common Stock, par value $0.001 per share (the “Shares”), at a purchase price of $66.00 per share, net to the seller in cash, without interest, subject to any required withholding of taxes (the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated February 22, 2017 (as amended or supplemented from time to time, the “Offer to Purchase”), and in the related Letter of Transmittal (which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, constitute the “Offer”), filed as Exhibits (a)(1)(A) and (a)(1)(B), respectively, to the Tender Offer Statement on Schedule TO (as amended or supplemented from time to time) filed by Parent and Purchaser with the SEC on February 22, 2017.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure under the Introductory Note and Item 3.01 are incorporated herein by reference. The Offer and all withdrawal rights thereunder expired at the end of the day, 12:00 midnight, Eastern time, on March 21, 2017. American Stock Transfer & Trust Company, LLC, the depositary for the Offer (the “Depositary”), has advised Parent and Purchaser that, as of the expiration of the Offer, an aggregate of approximately 17,047,830 Shares were validly tendered and not validly withdrawn pursuant to the Offer, representing approximately 70.6% of Shares then outstanding. Purchaser accepted for payment all Shares that were validly tendered and not validly withdrawn pursuant to the Offer, and payment of the Offer Price for such shares will be promptly made by the Depositary.

On March 22, 2017, pursuant to the terms of the Merger Agreement and in accordance with Section 251(h) of the Delaware General Corporation Law, Purchaser merged with and into the Company with the Company being the surviving corporation (the “Merger”). Upon completion of the Merger, the Company became a wholly owned subsidiary of Parent.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding Share (other than Shares owned by (i) the Company, Parent, Purchaser, or any other subsidiary of Parent, which Shares were cancelled and ceased to exist, (ii) any subsidiary of the Company, which Shares were converted into such number of shares of common stock of the surviving corporation so as to maintain relative ownership percentages, or (iii) stockholders who validly exercised appraisal rights under Delaware law with respect to such Shares) was automatically cancelled and converted into the right to receive an amount in cash equal to the Offer Price.

Pursuant to the terms of the Merger Agreement, as of immediately prior to the Effective Time, (i) each then-outstanding Company stock option vested in full and was automatically cancelled and converted into a right to receive the Offer Price (less the applicable exercise price) in respect of each Share underlying such stock option, (ii) each then-outstanding Company restricted stock unit award vested and was automatically cancelled and converted into the right to receive the Offer Price in respect of each Share underlying such restricted stock unit award, and (iii) each then-outstanding Company performance stock unit award vested and was automatically cancelled and converted into the right to receive the Offer Price in respect of the maximum number of Shares underlying such performance stock unit award.

The aggregate consideration for the Offer and the Merger was approximately $1.46 billion, net of cash acquired and without giving effect to Parent’s related transaction fees and expenses. Parent funded the payment of Shares validly tendered in the Offer from Parent’s available cash on hand.

The foregoing description of the Offer, the Merger and the Merger Agreement and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on February 14, 2017 and which is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 22, 2017, in connection with the consummation of the Merger, the Company (i) notified the NASDAQ Stock Market (“NASDAQ”) of the consummation of the Merger and (ii) requested that NASDAQ (a) halt trading in the Shares for March 22, 2017 and suspend trading of the Shares effective March 22, 2017 and (b) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file a certification on Form 15 with the SEC requesting the deregistration of the Shares and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 3.01 and Item 5.03 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

The information set forth in the Introductory Note, Item 2.01, Item 3.01 and Item 5.03 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, each of Michael R. Davin, Brian M. Barefoot, Ettore V. Biagioni, William O. Flannery, Marina Hatsopoulos and Thomas H. Robinson resigned from his or her respective position as a member of the Company’s Board of Directors, and any committee thereof, effective at the Effective Time.

Effective as of the Effective Time, Patricia K. Dolan, Marci J. Lerner and Karleen M. Oberton became the sole directors of the Company.

The officers of the Company immediately prior to the Effective Time continue to serve as the officers of the Company (as the surviving corporation).

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, the certificate of incorporation and bylaws of the Company were amended and restated in their entirety, effective as of the Effective Time. Copies of the Company’s amended and restated certificate of incorporation and amended and restated bylaws are included as Exhibits 3.1 and 3.2 hereto, respectively, and each of which is incorporated by reference herein.

Item 8.01. Other Events.

On March 22, 2017, Parent issued a press release relating to the expiration of the Offer and the consummation of the Merger. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYNOSURE, INC.

Date: March 23, 2017	By:	/s/ Michael R. Davin
Michael R. Davin President

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of February 14, 2017, by and among Cynosure, Inc., Hologic, Inc. and Minuteman Merger Sub, Inc. (Incorporated by reference to the exhibits to the Company’s Current Report on Form 8-K filed February 14, 2017)*

3.1	Amended and Restated Certificate of Incorporation of Cynosure, Inc.

3.2	Amended and Restated Bylaws of Cynosure, Inc.

99.1	Press Release of Hologic, Inc., dated March 22, 2017 (Incorporated by reference to Exhibit (a)(1)(J) to Amendment No. 7 to the Schedule TO filed on March 22, 2017 by Hologic, Inc. and Minuteman Merger Sub, Inc.)

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Cynosure hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.